UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Box 810
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 1.01.  Entry into a Definitive Material Agreement.

On June 25, 2019, German American Bancorp, Inc. (the “Company”) entered into Subordinated Note Purchase Agreements (collectively, the “Purchase Agreement”) with certain qualified institutional buyers and institutional accredited investors (the “Purchasers”) pursuant to which the Company sold and issued $40.0 million in aggregate principal amount of its 4.50% Fixed-to-Floating Rate Subordinated Notes due 2029 (the “Notes”). The Notes were offered and sold by the Company to eligible purchasers in a private offering in reliance on the exemption from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Company intends to use the proceeds from the offering to pay $15.0 million of the approximately $15.5 million of cash consideration due upon closing of the Citizens First Corporation merger and the remaining balance to repay the Company’s $25.0 million term loan from U.S. Bank National Association dated October 11, 2018. The fees of the placement agents and other costs of issuance will be paid directly by the Company from cash on hand.

The Notes have a ten-year term and, from and including the date of issuance to but excluding June 30, 2024, will bear interest at a fixed annual rate of 4.50%, payable semi-annually in arrears. From and including June 30, 2024 to but excluding the maturity date or early redemption date, the interest rate shall reset quarterly to an interest rate per annum equal to the then-current three-month LIBOR (provided, however, that in the event three-month LIBOR is less than zero, three-month LIBOR shall be deemed to be zero) plus 268 basis points, payable quarterly in arrears.  The Notes are redeemable, in whole or in part, on June 30, 2024, on any scheduled interest payment date thereafter and at any time upon the occurrence of certain events. The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

On June 25, 2019, in connection with the sale and issuance of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Under the terms of the Registration Rights Agreement, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Notes”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

The Notes were issued under an Indenture, dated June 25, 2019 (the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee. The Notes are not subject to any sinking fund and are not convertible into or, other than with respect to the Exchange Notes, exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. The Notes are unsecured, subordinated obligations of the Company only and are not obligations of, and are not guaranteed by, any subsidiary of the Company. The Notes rank junior in right to payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes for the Company.

The form of Purchase Agreement, the form of Registration Rights Agreement, the Indenture and the form of Note are attached as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to the relevant Exhibits to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 and the full text of the Indenture and form of Note, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure.

In connection with the offering of the Notes, the Company made presentations to potential investors. The information presented to such potential investors is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

The information contained in this Item 7.01, including the information incorporated by reference herein from Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the Company’s proposed merger (the “Merger”) with Citizens First Corporation (“Citizens First”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of the Company’s goals, intentions and expectations; statements regarding the Company’s business plan and growth strategies; statements regarding the asset quality of the Company’s loan and investment portfolios; and estimates of the Company’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of the Company and Citizens First will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory approvals and the approval of Citizens First’s shareholders, and the ability to complete the Merger on the expected timeframe; the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of the Company to complete integration and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like the Company’s affiliate bank; continued

availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the Company’s business; and other risks and factors identified in the Company’s filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof.  The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Report.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of June 25, 2019, by and between German American Bancorp, Inc. and U.S. Bank National Association, as trustee.

4.2	Form of 4.50% Fixed-to-Floating Subordinated Note due 2029 of German American Bancorp, Inc.

10.1	Form of Subordinated Note Purchase Agreement, dated as of June 25, 2019, by and among German American Bancorp, Inc. and the Purchasers.

10.2	Form of Registration Rights Agreement, dated as of June 25, 2019, by and among German American Bancorp, Inc. and the Purchasers.

99.1	Investor Presentation, dated June 2019, relating to Subordinated Debt Offering.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: June 25, 2019	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer